                                                                    EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Payless ShoeSource, Inc. (the "Company") on Form 10-K for the period ending February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven
J. Douglass, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven J. Douglass
----------------------
    Steven J. Douglass
    Chairman of the Board and
    Chief Executive Officer
    April 18, 2003